UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 28, 2006

SKYWEST, INC.
(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road St. George, Utah		84790
(Address of principal executive offices)		(Zip Code)

(435) 634-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04                                       Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

(a)                                  On April 28, 2006, SkyWest, Inc. sent a notice containing the information required by 104(b) of Regulation BTR  to its executive officers and directors pursuant to Rule 104(b)(2) of Regulation BTR.

(b)                                 That notice contained the following information required under Rule 104(b)(2) of Regulation BTR:

In connection with a change in the outside administration and record keeping company for the SkyWest, Inc. Employees’ Retirement Plan (the “Plan”), the Plan will be entering a “blackout period” during which Plan participants will not be able to change the investment of their Plan account balances or take Plan loans or distributions. The Plan’s blackout period is expected to last from the week commencing Sunday May 14, 2006 through and including the calendar week beginning Sunday June 18, 2006. Formal notice of the Plan blackout was given to Plan participants on April 12, 2006.

Applicable federal securities law generally prohibits directors and executive officers of SkyWest, Inc. from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any shares of SkyWest, Inc. common stock or other equity securities of SkyWest, Inc., including options to acquire common stock and other derivative securities, during the Plan blackout period. This special trading restriction, which was enacted as part of the Sarbanes-Oxley legislation, bars trades within the Plan as well as trades outside the Plan and is in addition to (i) SkyWest, Inc.’s policy restricting insider trading during quarterly blackout periods associated with the release of earnings data; (ii) the trading restrictions set forth in letter agreements executed by SkyWest, Inc. and its directors and executive officers in favor of Merrill Lynch & Co. and Raymond James & Associates, Inc., in connection with SkyWest, Inc.’s recently completed offering of common stock pursuant to a Registration Statement on Form S-3 filed November 18, 2005 and subsequently amended by an Amendment No. 1 to Registration Statement, filed April 4, 2006; and (iii) the other applicable restrictions under federal securities laws. Again, the Plan blackout period is expected to begin during the week commencing Sunday May 14, 2006 and expected to end during the week beginning Sunday June 18, 2006. We do not yet know the precise date the Plan blackout period will end. However, as we enter that blackout period, you can obtain without charge exact information regarding the ending date of the blackout period by contacting Michael Kraupp or Bryce Higgins at SkyWest, Inc. 444 South River Road, St. George, Utah 84790-2086. Michael Kraupp’s telephone number is 435-634-3212. Bryce Higgins’ telephone number is 435-634-3222. Michael Kraupp’s email is mkraupp@skywest.com; Bryce Higgins’ email address is bhiggins@skywest.com.

(c)                                  SkyWest, Inc. received the written notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of  1974 from the Plan Administrative Committee on April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: April 28, 2006	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President,
Chief Financial Officer and Treasurer